VOID AFTER 5:00 P.M. NEW YORK CITY
         TIME ON JULY 27, 2002



         THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR ANY SUCH OFFER, SALE OR TRANSFER IS MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                       Right to Purchase 135,000 Shares of
                                       Common Stock, par value $.0001 per share

Date: July 28, 1997

                           NETWORK IMAGING CORPORATION
                         CASHLESS STOCK PURCHASE WARRANT

THIS CERTIFIES THAT, for value received, ZANETT LOMBARDIER, LTD. or its registered assigns, is entitled to purchase from Network Imaging Corporation, a Delaware corporation (the "Company"), at any time or from time to time during the period specified in Section 2 hereof, up to One Hundred Thirty-Five Thousand (135,000) fully paid and nonassessable shares of the Company's common stock, par value $.0001 per share (the "Common Stock") by effecting a cashless exercise in accordance with Section 1 hereof. For purposes of this Warrant, the exercise price per share (the "Exercise Price") shall be equal to $2.40. The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrants" means this Warrant and the other warrants of the Company issued pursuant to the terms of the Securities Purchase Agreement dated July 28, 1997 by and between the Company and the purchasers listed on the execution pages thereof (the "Securities Purchase Agreement").


         This Warrant is subject to the following terms, provisions, and conditions:

         1. Manner of Exercise; Issuance of Certificates; Payment for Shares.

                  (a) Subject to the provisions hereof, including, without limitation, the limitations contained in Section 7 hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), which notice shall include a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above.

                  (b) Upon any exercise of this Warrant, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares for which this Warrant is being exercised by a fraction, the numerator of which shall be the difference between the last sale price of a share of Common Stock on the trading day immediately preceding the date of the Exercise Agreement (as reported on the principal securities market on which the Common Stock is traded) (the "Cashless Exercise Market Price") and the Exercise Price, and the denominator of which shall be the Cashless Exercise Market Price.

                  (c) Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding two (2) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder; provided, however, that no holder may designate any party to receive such certificates unless such recipient is an "accredited investor" within the meaning of Rule 501 under the Securities Act and such designation does not cause the Company any significant obligation under the blue sky laws of any jurisdiction. In lieu of delivering physical certificates representing the Common Stock issuable upon exercise, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the holder and its compliance with the provisions contained in this Section 1, so long as the certificates therefor do not bear a legend and the holder thereof is not obligated to return such certificates for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon exercise to the holder by crediting the account of holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

                  (d) If, at any time, a holder of this Warrant submits this Warrant and an Exercise Agreement, and the Company fails for any reason to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such exercise, the number of shares of Common Stock to which the holder is entitled upon such exercise (an "Exercise Default"), then the Company shall pay to the holder payments ("Exercise Default Payments") for an Exercise Default in the amount of (a) (N/365), multiplied by (b) the closing sales price (as reported on the Nasdaq National Market, or if not so reported, as reported on the principal securities market or interdealer quotation system on which the Common Stock is traded or quoted) on the date the Exercise Agreement giving rise to the Exercise Default is transmitted in accordance with
Section 1 (the "Exercise Default Date ") multiplied by (c) the number of shares of Common Stock the Company failed to so deliver in such Exercise Default multiplied by (d) .24, where N = the number of days from the Exercise Default Date to the date that the Company effects the full exercise of this Warrant which gave rise to the Exercise Default. The accrued Exercise Default Payment for each calendar month shall be paid in cash or shall be convertible into Common Stock at the Exercise Price, at the holder's option, as follows:

                           (i)  In the event holder  elects to take such payment
in cash, cash payment shall be made to holder by the fifth (5th) day of the month following the month in which it has accrued; and

                           (ii)  In the event holder elects to take such payment
in Common Stock, the holder may convert such payment amount into Common Stock at the Exercise Price (as in effect at the time of conversion) at any time after the fifth (5th) day of the month following the month in which it has accrued.

                           Nothing  herein  shall  limit  the  holder's right to
pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of
Section 3(b) hereof, or to otherwise issue shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof, and each holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

         2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the date hereof and before 5:00 p.m., New York City time on the fifth (5th) anniversary of the date hereof (the "Exercise Period").

         3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

                  (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, claims and encumbrances.

                  (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

                  (c) Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

                  (d) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

                  (e) Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

         4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.
                  (a) Adjustment of Exercise Price and Number of Shares upon Issuance of Convertible Securities. Except as otherwise provided in Sections

4(c) and 4(e) hereof, if and whenever after the First Closing under the Securities Purchase Agreement (the "First Closing") the Company issues, grants or sells any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible
Securities") at a price per share of Common Stock which is not based on a percentage of the market price of the Company's Common Stock in effect from time to time (a "Fixed Price") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options") or Convertible Securities which may be convertible or exchangeable for Common Stock at a Fixed Price that is less than the Exercise Price in effect at the time of such issuance, grant or sale, then the Exercise Price will, as of the date of the issuance, grant or sale of such Options or Convertible Securities, be immediately adjusted to the Fixed Price of such Options or Convertible Securities.

                  (b) Exceptions to Adjustment of Exercise Price. No adjustment to the Exercise Price will be made pursuant to Section 4(a) (i) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (ii) upon the issuance of Preferred Stock or Warrants in accordance with terms of the Securities Purchase Agreement; (iii) upon the issuance of securities as consideration for a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company or (iv) upon the issuance of securities pursuant to an underwritten public offering.

                  (c) Subdivision or Combination of Common Stock. If the Company, at any time after the First Closing, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the First Closing, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

                  (d) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.
                  (e) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time after the initial issuance of this Warrant (in each case at any time after the First Closing) (each of the foregoing being a "Fundamental Change"), then as a condition of such Fundamental Change, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock otherwise issuable upon the exercise of this Warrant, such shares of stock, securities or assets as would have been issued or payable in such Fundamental Change with respect to or in exchange for the number of shares of Common Stock which would have been issuable and receivable upon exercise of this Warrant had such Fundamental Change not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any Fundamental Change unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this
Section 4 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

                  (f) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the First Closing, then the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

                  (g) Purchase Rights. If at any time after the First Closing, the Company issues any securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock, then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock issuable upon complete exercise of this Warrant (without giving effect to the limitations contained in Section 7(g)) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  (h) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

                  (i) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

                  (j) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

                  (k)      Other Notices.  In case at any time:

                           (i) the Company  shall declare any dividend upon  the
Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

                           (ii)  the Company  shall offer for  subscription  pro
rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                           (iii)  there shall be  any  capital reorganization of
the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

                           (iv)  there  shall  be  a  voluntary  or  involuntary
dissolution, liquidation or winding-up of the Company;

then,  in each such case,  the Company  shall give to the holder of this Warrant
(a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

                  (l) Certain Events. If, at any time after the initial issuance of this Warrant, any event occurs of the type contemplated by the adjustment provisions of this Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(h) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

                  (m) Definition of Common Stock. For purposes of this Section 4, "Common Stock" includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares issuable pursuant to this Warrant shall include only Common Stock, par value $.0001 per share, in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

         5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

         6. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         7.  Transfer, Exchange, Redemption and Replacement of Warrant.

                  (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in
Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 7(f) and (g) hereof and to the provisions of Sections 2(f) and 2(g) of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of that certain Registration Rights Agreement, dated as of July 28, 1997, by and among the Company and the other signatories thereto (the "Registration Rights Agreement").

                  (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to receive up to the number of shares of Common Stock which may be issuable hereunder, each of such new Warrants to represent the right to receive such number of shares as shall be designated by the holder hereof at the time of such surrender.

                  (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all expenses (other than legal expenses and taxes, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

                  (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

                  (f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities

Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

                  (g) Additional Restrictions on Exercise or Transfer. Notwithstanding anything contained herein to the contrary, in no event shall the holder hereof exercise Warrants to the extent that (a) the number of shares of Common Stock beneficially owned by such holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrants or the unexercised or unconverted portion of any other securities (including, without limitation, the Preferred Stock) of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein) and (b) the number of shares of Common Stock issuable upon exercise of the Warrants (or portion thereof) with respect to which the determination described herein is being made, would result in beneficial ownership by such holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause
(a) hereof. The restrictions contained in this Section 7(g) may not be amended without the consent of the holder of this Warrant and the holders of a majority of the Company's then outstanding Common Stock.

         8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement.

         9. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                           Network Imaging Corporation
                           500 Huntmar Park Drive
                           Herndon, Virginia 20170
                           Attn: President

                           with copy to:

                           General Counsel's Office
                           Network Imaging Corporation
                           500 Huntmar Park Drive
                           Herndon, Virginia 20170
and if to the holder, at such address as such holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 9.

         10. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts located in Kent County in the State of Delaware, in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         11.      Miscellaneous.

                  (a)  Amendments.   This Warrant and any provision  hereof  may
only be amended by an instrument in writing signed by the Company and the holder hereof.

                  (b) Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                       NETWORK IMAGING CORPORATION


                                       By:
                                           -------------------------
                                       Name:
                                            ------------------------
                                       Title:
                                             -----------------------

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the Holder in order to Exercise the Warrant)

         The undersigned hereby irrevocably  exercises this Warrant with respect
to               of the shares of common stock of Network Imaging Corporation, a
   -------------
Delaware corporation (the "Company"),  evidenced by the attached Warrant, and is
hereby entitled to receive         shares of Common Stock  determined as follows
                           -------
in accordance with the conditions and provisions of said Warrant:

A.   No. of shares subject to this Exercise                             shares
                                                            ------------
B.   Last sale price on trading day immediately
     preceding the date of this Exercise Agreement         $
                                                            ------------
C.   Exercise Price                                        $
                                                            ------------
D. Number of shares of Common Stock issuable pursuant to this Exercise Agreement equals

     A x B-C
         ---
          B        or                                                   shares
                                                            ------------

         i. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws, and agrees that the following legend may be affixed to the stock certificate for the Common Stock hereby subscribed for if resale of such Common Stock is not registered or if Rule 144 is unavailable:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.


         ii.      Check appropriate box.

--- The undersigned hereby requests that the Company electronically transmit the Common Stock issuable pursuant to this Exercise Agreement
         to the account of the undersigned's  Prime Broker (which is           )
                                                                     ----------
         with DTC through its Deposit Withdrawal Agent Commission System.

--- The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder and delivered to the undersigned at the address set forth below:


Dated:
      -----------------            -------------------------------------
                                   Signature of Holder

                                   -------------------------------------
                                   Name of Holder (Print)

                                   Address:

                                   -------------------------------------

                                   -------------------------------------

                                   -------------------------------------

                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                  Address                         No of Shares






, and hereby irrevocably constitutes and appoints
                                                 ------------------------------
as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated:
       ---------------------, ----,

In the presence of

----------------------

                                      Name:
                                           -------------------------------

                                      Signature:
                                                --------------------------

                                      Title of Signing Officer or Agent
                                      (if any):

                                      ------------------------------------

                                      Address:

                                      ------------------------------------

                                      ------------------------------------

                                      ------------------------------------


                                      Note:  The  above signature should corres-
                                             pond exactly  with the  name on the
                                             face of the within Warrant.